EARNINGS PER UNIT	3 Months Ended
Mar. 31, 2026
Athena Technology Solutions Holdings, LLC
Earnings Per Share [Line Items]
EARNINGS PER UNIT
NOTE 9. EARNINGS PER UNIT
Basic earnings (loss) per unit attributable to the Company is calculated by dividing the net income (loss) attributable to the Company by the weighted average number of Class A units that were outstanding during the period without consideration of potentially dilutive units. Diluted earnings (loss) per unit attributable to the Company reflects the potential dilution that could occur if securities or other contracts to issue units were exercised or converted into units or resulted in the issuance of units that then shared in the earnings of the Company unless inclusion of such units would be anti-dilutive. The Series A preferred units have been excluded from the calculation of earnings (loss) per unit because no Class A units would be issuable if March 31, 2026 was the end of the contingency period. Refer to Note 11, Series A Preferred Units, for discussion of the terms and conditions of the Series A preferred units.

The following table sets forth reconciliations of the numerators and denominators used to compute basic and diluted net income per Class A unit for the three months ended March 31, 2026 and 2025 (in thousands, except unit and per unit amounts):

	Three Months Ended March 31,
	2026	2025
Numerator
Net income (loss) attributable to the Company	$20,926	$(27,329)
Series A preferred units accretion	(1,362)	—

Net income (loss) attributable to Class A unitholders - basic and diluted	$19,564	$(27,329)

Denominator
Weighted-average units outstanding - basic and diluted	88,478,380	88,532,824
Basic and diluted net income (loss) per unit	$0.22	$(0.31)